SECOND AMENDMENT TO WAREHOUSING
                        CREDIT AND SECURITY AGREEMENT


     This Second Amendment to Warehousing Credit and Security Agreement and Amendment of Promissory Note (this "Amendment"), is entered into as of the 1st day of July, 1999, by and between MORTGAGE.COM, INC., a Florida corporation, formerly known as FIRST MORTGAGE NETWORK, INC. ("Borrower"), and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of July 1, 1998, by and between Borrower and Lender, as the same has been or may be amended or supplemented from time to time (the "Credit Agreement").

     Section 1. Recitals. Borrower and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, Borrower and Lender hereby agree as follows, intending to be legally bound.

     Section 2. Amendments. The Credit Agreement is hereby amended and supplemented as follows:

     (a) Section 1.1 of the Credit Agreement is amended by the modification and addition of the following definition:

          "Termination Date" shall mean September 30, 1999, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

     (b) The promissory note ("Credit Note") dated as of July 1, 1999, in the original principal amount of $60,000,000, executed by Borrower and payable to the order of Lender, is given to Lender in replacement of the promissory note dated as of December 31, 1998, in the original principal amount of $70,000,000, executed by Borrower and payable to the order of Lender (the "12/98 Note"), which 12/98 Note was given to Lender in replacement of the promissory note dated as of July 1, 1998, in the original principal amount of $60,000,000, executed by Borrower and payable to the order of Lender (the "Original Note"), and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

     Section 3. Representations. Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

     Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement, the Note, and all other Loan Documents are and


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remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement, as amended through the date hereof. The term "Note," as used herein and in the Credit Agreement shall mean the Credit Note.

        Section 5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees, and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrower to Lender under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof, (vi) Borrower promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof; and (vii) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower has, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e.,

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usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

        Section 6. Severability. In the event any one or more provisions contained in the Credit Agreeement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

        Section 7. Expenses. Borrower agrees to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

        Section 8. Acknowledgment. Except as amended hereby, Borrower ratifies and confirms that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. The undersigned officer of Borrower executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of Borrower, that such execution and delivery has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

        Section 9. No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

        Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

        Section 11. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        Section 12. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

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     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED and effective as of the dates first written above.

BORROWER:                              LENDER:

MORTGAGE.COM, INC.                     BANK UNITED, a federal savings bank
a Florida corporation


By:    /s/ John Hogan                  By:
       ---------------------------        --------------------------------
Name:  John Hogan                         JOHN D. WEST, Regional Director,
Title: Executive Vice President           Mortgage Banker Finance



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